PRUDENTIAL INVESTMENT PORTFOLIOS 16 (formerly, Target Asset Allocation Funds)

Prudential Defensive Equity Fund (formerly, Target Moderate Allocation Fund)

Supplement dated May 8, 2013

to the Prospectus and Statement of Additional Information (SAI)

dated September 28, 2012

This supplement sets forth changes to the Prospectus and Statement of Additional Information dated September 28, 2012 (the Prospectus), as supplemented to date, of the Prudential Defensive Equity Fund (the Fund), a series of Prudential Investment Portfolios 16 (formerly, Target Asset Allocation Funds) (PIP 16). The following should be read in conjunction with the Prospectus and SAI and should be retained for future reference. Defined terms used herein and not otherwise defined herein shall have the meanings given to them in the Prospectus and SAI.

Effective on or about May 8, 2013, the Fund will be subadvised by Quantitative Management Associates LLC (QMA or the Subadviser), the Fund’s name will change from “Target Moderate Allocation Fund” to “Prudential Defensive Equity Fund” and certain non-fundamental investment objectives and policies will be changed as noted in this supplement.

To reflect the changes described above, the following will be incorporated in the Funds’ Prospectus and SAI as follows:

All references to the Target Moderate Allocation Fund are hereby replaced with the Prudential Defensive Equity Fund, unless noted otherwise.

Prospectus

1. The section of the Prospectus entitled “Summary: Moderate Allocation” is deleted and replaced with the revised summary section that is included in the Fund’s Summary Prospectus dated as of September 28, 2012 (as amended on May 8, 2013).

2. The section in the Prospectus under the caption “How the Funds Invest/Moderate Allocation Fund” is deleted and replaced with the following:

The Fund’s investment objective is to seek long-term capital appreciation. The Fund’s investment objective is not a fundamental policy, and therefore may be changed by the Board without prior shareholder approval.

Under normal market conditions, the Fund will invest at least 80% of its investable assets (net assets plus borrowings for investment purposes, if any) in equity and equity-related securities. For purposes of this 80% policy, equity and equity-related securities include (i) common and preferred stock (and securities convertible into, or that the Subadviser expects to be exchanged for, common or preferred stock), (ii) exchange-traded funds ("ETFs"), and (iii) synthetic instruments and derivatives that have economic characteristics that are similar to equity securities, including certain options, futures, swaps, and exchange-traded notes ("ETNs") whose interest or principal payments are linked to one or more equity securities or equity indices. The Subadviser will evaluate investments across equity market sectors, based on a variety of factors including but not limited to momentum, valuation, volatility and correlation. The Subadviser will allocate and periodically rebalance the Fund’s portfolio across the different sectors, based on changes in these factors. The Subadviser may also use risk mitigation techniques to reduce downside risk. Investment decisions will be determined using a combination of quantitative tools and the judgment of the Subadviser's investment professionals.

The Fund may invest in securities of any market capitalization limit.

The Fund may invest in American Depository Receipts, warrants and other rights), and investments in various types of business ventures, including partnerships and joint ventures and securities of real estate investment trusts (REITs).

The Fund may invest up to 20% of its total assets in debt securities of varying credit quality. The Fund may invest up to 20% of total assets in securities of foreign issuers. The Fund may invest up to 25% of its total assets in derivatives, including options, futures and swaps.

Derivative Strategies

We may use various derivative strategies to try to improve the Fund's returns. We may also use hedging techniques to try to protect the Fund's assets. We cannot guarantee that these strategies and techniques will work, that the instruments necessary to implement these strategies and techniques will be available, or that the Fund will not lose money. The use of derivatives—such as futures, foreign currency forward contracts, options on futures, indexed and inverse floating rate securities and various types of swaps—involves costs and can be volatile. With derivatives, we try to predict if the underlying investment—a security, market index, currency, interest rate or some other benchmark—will go up or down at some future date. We may use derivatives to try to reduce risk or to increase return consistent with the Fund's overall investment objective. We will consider other factors (such as cost) in deciding whether to employ any particular strategy or technique, or use any particular instrument. Any derivatives we may use may not match or offset the Fund's underlying positions and this could result in losses to the Fund that would not otherwise have occurred. Derivatives that involve leverage could magnify losses. When the Fund uses derivative strategies, the Fund designates certain assets as segregated or otherwise covers its exposure, as required by the rules of the Securities and Exchange Commission. For more detailed information about these strategies, see the SAI.

Futures Contracts and Related Options. The Fund may purchase and sell financial futures contracts and related options on financial futures. A futures contract is an agreement to buy or sell a set quantity of an underlying asset at a future date, or to make or receive a cash payment based on the value of a securities index, or some other asset, at a stipulated future date. The terms of futures contracts are standardized. In the case of a financial futures contract based upon a broad index, there is no delivery of the securities comprising the underlying index, margin is uniform, a clearing corporation or an exchange is the counterparty and the Fund makes daily margin payments based on price movements in the index. An option gives the purchaser the right to buy or sell securities or currencies, or in the case of an option on a futures contract, the right to buy or sell a futures contract in exchange for a premium.

Swap Transactions. The Fund may enter into swap transactions. Swap agreements are two-party contracts entered into primarily by institutional investors for periods typically ranging from a few weeks to more than one year. In a standard “ swap” transaction, two parties agree to exchange the returns (or differentials in rates of return) earned or realized on particular predetermined investments or instruments, which may be adjusted for an interest factor. There are various types of swaps, including but not limited to credit default swaps, interest rate swaps, total return swaps and index swaps.

  Options on Securities and Financial Indexes. The Fund may purchase and sell put and call options on securities and financial indexes traded on U.S. or foreign securities exchanges, on NASDAQ or in the over-the-counter market. An option gives the purchaser the right to buy or sell securities in exchange for a premium. The Fund will sell only covered options.

While we make every effort to achieve the Fund’s objective, we can’t guarantee success.

The Fund will provide 60 days’ prior written notice to shareholders of a change in its non-fundamental policy of investing at least 80% of its investable assets in equity and equity-related securities.

For more information, see “Investment Risks” below and the SAI, which contains additional information about the Fund. To obtain a copy of the SAI, see the back cover of this prospectus.

3. The section in the Prospectus under the caption “How the Funds Invest/Principal Investment Strategies” is amended by deleting all references to the Target Moderate Allocation Fund and replacing such references with the Prudential Defensive Equity Fund, and adding the following disclosure to the section. Additionally, the references to the Target Moderate Allocation Fund under the subsections entitled “Convertible and Preferred Securities,””Collateralized-Debt Obligations” and “Municipal Bonds” are deleted.

Exchange Traded Funds

The Fund may invest in securities of exchange traded funds (ETFs), subject to certain limits on investment in securities of non-affiliated investment companies. Securities of ETFs represent shares of ownership in either mutual funds or unit investment trusts (UITs) that generally hold a portfolio of common stocks or bonds designed to generally correspond to the price and yield performance of a specific securities index. Such holdings are subject to any management fees of the mutual fund or UIT. The underlying portfolio may have a broad market, sector or international orientation. ETFs give investors the opportunity to buy or sell an entire portfolio of stocks in a single security transaction in a manner similar to buying or selling a share of stock. Investments in ETFs may entail duplicate management fees.

 Foreign Securities

The Fund may invest in securities of non-U.S. issuers, which we refer to as foreign securities, including stocks and other equity-related securities, money market instruments and other fixed-income securities of foreign issuers. Foreign securities may include securities from emerging markets. We do not consider American Depositary Receipts (ADRs), American Depositary Shares (ADSs) and other similar receipts or shares traded in U.S. markets to be foreign securities.

4. The section in the Prospectus under the caption “How the Funds Invest/Investment Risks/Principal & Non-Principal Investment Strategies/Moderate Allocation Fund” is deleted and replaced with the following disclosure:

Defensive Equity Fund: Principal & Non-Principal Strategies

■ Equity and Equity-Related securities: At least 80%

■ Derivatives: (Up to 25% of net assets)

■ Fixed-income securities (up to 20% of total assets)
■ Foreign Securities (up to 20% )

■ ETFs (up to 5% in any one ETF or other mutual fund, and up to 10% in ETFs or other mutual funds collectively)
■ U.S. Government and agency securities (percentage varies; up to 100% of total assets on a temporary basis)
■ Money market instruments (up to 100% of total assets on a temporary basis)
■ Reverse repurchase agreements & Dollar Rolls (up to 33 1∕3%, usually less than 10%)
■ When issued and delayed delivery securities (percentage varies)
■ Borrowing (up to 33 1∕3%, usually less than 10%)
■ Illiquid Securities (up to 15% of net assets)

5. The section in the Prospectus under the caption “How the Funds Are Managed – Subadvisers and Portfolio Managers” is amended by deleting all references to the Fund’s subadvisers and inserting the following references:

Quantitative Management Associates LLC (QMA) is a wholly-owned subsidiary of Prudential Investment Management, Inc. QMA manages equity and asset allocation portfolios for institutional and retail clients. As of March 31, 2013, QMA managed approximately $95 billion in assets. The address of QMA is Gateway Center Two, 100 Mulberry Street, Newark, New Jersey 07102.

Ted Lockwood, Edward L. Campbell, Daniel Carlucci, Joel M. Kallman and John A. Hudock are the portfolio managers responsible for management of the fund.

Ted Lockwood is a Managing Director and Portfolio Manager for QMA and head of QMA's asset allocation area. He has also been responsible for managing asset allocation and equity portfolios, investment research, and new product development since 1988. Previously, Ted was an AT&T Bell Laboratories Fellow and member of the technical staff at AT&T. Ted graduated summa cum laude with a BE in Engineering from Stony Brook University and earned an MS in Engineering and an MBA in Finance from Columbia University.

Edward L. Campbell, CFA, is a Principal and Portfolio Manager for QMA and a member of the asset allocation team and investment committee. In addition to portfolio management, Ed is a specialist in global macroeconomic and investment strategy research. He joined a predecessor unit in 1996 and has been a portfolio manager since 2002. He has also served as a Portfolio Manager with Prudential Investments (PI) and spent several years as a Senior Analyst with PI’s Strategic Investment Research Group (SIRG). Prior to joining PI, Ed was a Partner and Vice President at Trilogy Advisors LLC. He earned a BS in Economics and International Business from The City University of New York and holds the Chartered Financial Analyst (CFA) designation.

Daniel Carlucci, CFA, is a Vice President and Portfolio Manager for QMA. Dan co-manages large-cap and small-cap core equity portfolios as well as domestic and international index funds. He is also responsible for directing QMA’s managed account strategies. He previously served as an Investment Analyst with QMA’s value equity team, where he assisted with the management of quantitative large-cap institutional portfolios. Dan holds a BS in Finance and an MBA in Finance from Rutgers University and holds the Chartered Financial Analyst (CFA) designation.

Joel M. Kallman, CFA, is a Senior Associate for Quantitative Management Associates (QMA). Joel is a portfolio manager and a member of the asset allocation team. He also conducts economic and market valuation research. Joel has also held various positions within Prudential’s fixed-income group, in areas such as high-yield credit analysis and performance reporting. He earned a BS and MBA in Finance from Rutgers University. He is also a member of the New York Society of Security Analysts and holds the Chartered Financial Analyst (CFA) designation.

John A. Hudock, CFA, is a Principal for Quantitative Management Associates (QMA) in the Asset Allocation team, where he develops and improves asset allocation models. Earlier in his career, John founded Amida Investments, a hedge fund and consulting company in 2006. John has led quantitative research and managed long-only portfolios and long/short equity hedge funds as Director of Research at RQSI, Managing Director at Trilogy Advisors (which he co-founded), and Portfolio Manager at Credit Suisse Asset Management (CSAM). Before moving over to the investment side, John developed large scale financial software systems for CSAM, BEA Associates, Mark Rich, Rothchild Inc, J. Aron, and, through BEAMS, a company he co-founded with BEA Associates, several other large financial firms. John earned a BA in mathematics from New York University and holds the Chartered Financial Analyst (CFA) designation

6. All references to CUSIP numbers are hereby deleted and replaced as follows:

Class A: 74442X868

Class B 74442X785

Class C: 74442X793

Class R: 74442X819

Class X: 74442X835

Class Z: 74442X827

Statement of Additional Information

1. The tables in Part I of the Statement of Additional Information under the caption “Management & Advisory Arrangements – Additional Information About the Portfolio Managers – Other Accounts and Ownership of Funds Securities” are amended by deleting the charts entitled Moderate Allocation Fund and Growth Allocation Fund and replacing as follows:

Prudential Defensive Equity Fund*
Subadvisers	Portfolio Managers	Registered Investment Companies/Total Assets ($ millions)	Other Pooled Investment Vehicles/Total Assets ($ millions)	Other Accounts/Total Assets ($ millions)	Ownership of Funds Securities
Quantitative Management Associates LLC	Ted Lockwood	$52,309,537,363	$46,369,086	$4,191,504,888	$0
	Edward L. Campbell	$52,277,113,035	$46,369,086	$4,150,612,334	$0
	Daniel Carlucci	$9,377,368,038	$14,590,767,086	$9,676,880,371	$0
	Joel M. Kallman	$52,277,113,035	$46,369,086	$4,150,612,334	$0
	John A. Hudock	$52,277,113,035	$46,369,086	$4,150,612,334	$0

*Account data as of February 28. 2013.

3. The section of Part I of the Statement of Additional Information captioned “Management & Advisory Arrangements – Additional Information About the Portfolio Managers – Compensation and Conflicts of Interest” is amended by deleting information for all subadvisers as it relates to the portfolio and replacing with the following:

Quantitative Management Associates LLC (QMA)

COMPENSATION. QMA's investment professionals are compensated through a combination of base salary, a performance-based annual cash incentive bonus and an annual long-term incentive grant. QMA regularly benchmarks its compensation program against leading asset management firms to monitor competitiveness.

The salary component is based on market data relative to similar positions within the industry as well as the past performance, years of experience and scope of responsibility of the individual.

An investment professional's incentive compensation, including both the annual cash bonus and long-term incentive grant, is primarily determined based on such person's contribution to QMA's goal of providing investment performance to clients consistent with portfolio objectives, guidelines and risk parameters, as well as such person's qualitative contributions to the organization. An investment professional's long-term incentive grant is currently divided into two components: (i) 80% of the value of the grant is subject to increase or decrease based on the annual performance of certain QMA advised or subadvised accounts and strategies, and (ii) 20% of the value of the grant consists of stock options and restricted stock of Prudential Financial, Inc.* (QMA's ultimate parent company). The long-term incentive grants are subject to vesting requirements. The incentive compensation of each investment professional is not based solely or directly on the performance of the Fund (or any other individual account managed by QMA) or the value of the assets of the Fund (or any other individual account managed by QMA).

The size of the annual cash bonus pool available for individual grants is determined quantitatively based on two primary factors: 1) investment performance (pre-tax) of composites representing QMA's various investment strategies on a 1-year and 3-year basis relative to appropriate market peer groups and the indices against which our strategies are managed, and 2) business results as measured by QMA's pre-tax income.

The size of the annual long-term incentive pool available for individual grants is determined based on a percentage of the total compensation of QMA's eligible employees for the prior year.

* Beginning in 2009, the long-term awards for Investment Professionals below the level of Vice President have been in the form of restricted stock only.

CONFLICTS OF INTEREST. Like other investment advisers, QMA is subject to various conflicts of interest in the ordinary course of its business. QMA strives to identify potential risks, including conflicts of interest, that are inherent in its business, and conducts annual conflict of interest reviews. When actual or potential conflicts of interest are identified, QMA seeks to address such conflicts through one or more of the following methods:

•	Elimination of the conflict;
•	Disclosure of the conflict; or
•	Management of the conflict through the adoption of appropriate policies and procedures.

QMA follows Prudential Financial’s policies on business ethics, personal securities trading, and information barriers. QMA has adopted a code of ethics, allocation policies and conflicts of interest policies, among others, and has adopted supervisory procedures to monitor compliance with its policies. QMA cannot guarantee, however, that its policies and procedures will detect and prevent, or assure disclosure of, each and every situation in which a conflict may arise.

Side-by-Side Management of Accounts and Related Conflicts of Interest

Side-by-side management of multiple accounts can create incentives for QMA to favor one account over another. Examples are detailed below, followed by a discussion of how QMA addresses these conflicts.

•	Asset-Based Fees vs. Performance-Based Fees; Other Fee Considerations. QMA manages accounts with asset-based fees alongside accounts with performance-based fees. Asset-based fees are calculated based on the value of a client’s portfolio at periodic measurement dates or over specified periods of time. Performance-based fees are generally based on a share of the capital appreciation of a portfolio, and may offer greater upside potential to an investment manager than asset-based fees, depending on how the fees are structured. This side-by-side management can create an incentive for QMA and its investment professionals to favor one account over another. Specifically, QMA has the incentive to favor accounts for which it receives performance fees, and possibly take greater investment risks in those accounts, in order to bolster performance and increase its fees.

In addition, since fees are negotiable, one client may be paying a higher fee than another client with similar investment objectives or goals. In negotiating fees, QMA takes into account a number of factors including, but not limited to, the investment strategy, the size of a portfolio being managed, the relationship with the client, and the required level of service. Fees may also differ based on account type. For example, fees for commingled vehicles, including those that QMA subadvises, may differ from fees charged for single client accounts.

•	Long Only/Long-Short Accounts. QMA manages accounts that only allow it to hold securities long as well as accounts that permit short selling. QMA may, therefore, sell a security short in some client accounts while holding the same security long in other client accounts, creating the possibility that QMA is taking inconsistent positions with respect to a particular security in different client accounts.

•	Compensation/Benefit Plan Accounts/Other Investments by Investment Professionals. QMA manages certain funds and strategies whose performance is considered in determining long-term incentive plan benefits for certain investment professionals. Investment professionals involved in the management of those funds and accounts in these strategies have an incentive to favor them over other accounts they manage in order to increase their compensation. Additionally, QMA’s investment professionals may have an interest in those funds if the funds are chosen as options in their 401(k) or deferred compensation plans offered by Prudential or if they otherwise invest in those funds directly.

•	Proprietary Accounts. QMA manages accounts on behalf of its affiliates as well as unaffiliated accounts. QMA could have an incentive to favor accounts of affiliates over others.

•	Non-Discretionary Accounts or Models. QMA provides non-discretionary model portfolios to some clients and manages other portfolios on a discretionary basis. The non-discretionary clients may be disadvantaged if QMA delivers the model investment portfolio to them after it initiates trading for the discretionary clients, or vice versa.

•	Large Accounts. Large accounts typically generate more revenue than do smaller accounts. As a result, a portfolio manager has an incentive when allocating scarce investment opportunities to favor accounts that pay a higher fee or generate more income for QMA.

•	Securities of the Same Kind or Class. QMA may buy or sell, or may direct or recommend that one client buy or sell, securities of the same kind or class that are purchased or sold for another client, at prices that may be different. QMA may also, at any time, execute trades of securities of the same kind or class in one direction for an account and in the opposite direction for another account, due to differences in investment strategy or client direction. Different strategies effecting trading in the same securities or types of securities may appear as inconsistencies in QMA’s management of multiple accounts side-by-side.

How QMA Addresses These Conflicts of Interest

The conflicts of interest described above with respect to different types of side-by-side management could influence QMA’s allocation of investment opportunities as well as its timing, aggregation and allocation of trades. QMA has developed policies and procedures designed to address these conflicts of interest.

In keeping with its fiduciary obligations, QMA’s policies with respect to allocation and aggregation are to treat all of its accounts fairly and equitably. QMA’s compliance procedures with respect to these policies include independent monitoring by its compliance unit of the timing, allocation and aggregation of trades and the allocation of investment opportunities. These procedures are designed to detect patterns and anomalies in QMA’s side-by-side management and trading so that QMA may take measures to correct or improve its processes. QMA’s trade management oversight committee, which consists of senior members of its management team, reviews trading patterns on a periodic basis.

QMA rebalances portfolios periodically with frequencies that vary with market conditions and investment objectives. QMA seeks to aggregate trades for all portfolios rebalanced on any given day, where appropriate and consistent with its duty of best execution. Orders are generally allocated at the time of the transaction, or as soon as possible thereafter, on a pro rata basis equal to each account's appetite for the issue when such appetite can be determined. As mentioned above, QMA’s compliance unit performs periodic monitoring to determine that all portfolios are rebalanced consistently within all strategies.

QMA’s investment strategies generally require that QMA invest its clients’ assets in securities that are publicly traded. QMA generally does not participate in initial public offerings. These factors significantly reduce the risk that QMA could favor one client over another in the allocation of investment opportunities.

With respect to QMA’s management of long-short and long only accounts, the security weightings (positive or negative) in each account are always determined by a quantitative algorithm. An independent review is performed by the compliance unit to assess whether any such positions would represent a departure from the quantitative algorithm used to derive the positions in each portfolio. QMA’s review is also intended to identify situations where we would seem to have conflicting views of the same security in different portfolios. Such views may actually be reasonable and consistent due to differing portfolio constraints.

QMA’s Relationships with Affiliates and Related Conflicts of Interest

As an indirect wholly-owned subsidiary of Prudential Financial, QMA is part of a diversified, global financial services organization. It is affiliated with many types of financial service providers, including broker-dealers, insurance companies, commodity pool operators and other investment advisers. Some of its employees are officers of some of these affiliates.

Conflicts Related to QMA’s Affiliations

•	Conflicts Arising Out of Legal Restrictions. QMA may be restricted by law, regulation or contract as to how much, if any, of a particular security it may purchase or sell on behalf of a client, and as to the timing of such purchase or sale. These restrictions may apply as a result of QMA’s relationship with Prudential Financial and its other affiliates. For example, QMA’s holdings of a security on behalf of its clients may, under some SEC rules, be aggregated with the holdings of that security by other Prudential Financial affiliates. These holdings could, on an aggregate basis, exceed certain reporting thresholds unless QMA and Prudential monitor and restrict purchases. In addition, QMA could receive material, non-public information with respect to a particular issuer from an affiliate and, as a result, be unable to execute purchase or sale transactions in securities of that issuer for our clients. QMA is generally able to avoid receiving material, non-public information from its affiliates by maintaining information barriers to prevent the transfer of information between affiliates.

The Fund may be prohibited from engaging in transactions with its affiliates even when such transactions may be beneficial for the Fund. Certain affiliated transactions are permitted in accordance with procedures adopted by the Fund and reviewed by the independent board members of the Fund.

Conflicts Arising Out of Securities Holdings and Other Financial Interests

•	QMA, Prudential Financial, Inc., the general account of the Prudential Insurance Company of America (PICA) and accounts of other affiliates of QMA (collectively, affiliated accounts) may, at times, have financial interests in, or relationships with, companies whose securities QMA may hold, purchase or sell in our client accounts. This may occur, for example, because affiliated accounts hold public and private debt and equity securities of a large number of issuers and may invest in some of the same companies as QMA’s client accounts. At any time, these interests and relationships could be inconsistent or in potential or actual conflict with positions held or actions taken by us on behalf of QMA’s client accounts. For instance, QMA may invest client assets in the equity of companies whose debt is held by an affiliate. QMA may also invest in the securities of one or more clients for the accounts of other clients. While these conflicts cannot be eliminated, QMA has implemented policies and procedures, including adherence to PIM’s information barrier policy, that are designed to ensure that investments of clients are managed in their best interests.

•	Certain of QMA’s employees may offer and sell securities of, and units in, commingled funds that QMA manages or subadvises. Employees may offer and sell securities in connection with their roles as registered representatives of Prudential Investment Management Services LLC (a broker-dealer affiliate), or as officers, agents, or approved persons of other affiliates. There is an incentive for QMA’s employees to offer these securities to investors regardless of whether the investment is appropriate for such investor since increased assets in these vehicles will result in increased advisory fees to QMA. In addition, such sales could result in increased compensation to the employee.

•	A portion of the long-term incentive grant of some of QMA’s investment professionals will increase or decrease based on the annual performance of several of QMA’s advised accounts over a defined time period. Consequently, some of QMA’s portfolio managers from time to time have financial interests in the accounts they advise. To address potential conflicts related to these financial interests, QMA has procedures, including supervisory review procedures, designed to ensure that each of its accounts is managed in a manner that is consistent with QMA’s fiduciary obligations, as well as with the account’s investment objectives, investment strategies and restrictions. Specifically, QMA’s Chief Investment Officer will perform a comparison of trading costs between the advised accounts whose performance is considered in connection with the long-term incentive grant and other accounts, to ensure that such costs are consistent with each other or otherwise in line with expectations. The results of the analysis are discussed at a trade management meeting. Additionally, QMA’s compliance group will review the performance of these accounts to ensure that it is consistent with the performance of other accounts in the same strategy that are not considered in connection with the grant.

Conflicts of Interest in the Voting Process

Occasionally, a conflict of interest may arise in connection with proxy voting. For example, the issuer of the securities being voted may also be a client of QMA’s. When QMA identifies an actual or potential conflict of interest between QMA and its clients, QMA votes in accordance with the policy of its proxy voting facilitator rather than its own policy. In that manner, QMA seeks to assure the independence and objectivity of the vote.

4. “Appendix I: Proxy Voting Policies of the Subadvisers” in Part II of the Statement of Additional Information is amended by deleting information for all subadvisers as it relates to the portfolio and replacing with the following:

QUANTITATIVE MANAGEMENT ASSOCIATES LLC (QMA)

Description of QMA Proxy Voting Policies. It is the policy of Quantitative Management Associates LLC (“QMA”) to vote proxies on client securities in the best long-term economic interest of our clients, in accordance with QMA's established proxy voting policy and procedures. In the case of pooled accounts, our policy is to vote proxies on securities in such account in the best long-term economic interest of the pooled account. In the event of any actual or apparent material conflict between our clients' interest and our own, our policy is to act solely in our clients' interest. To this end, the proxy voting policy and procedures adopted by QMA include procedures to address potential material conflicts of interest arising in connection with the voting of proxies.

QMA's proxy voting policy contains detailed voting guidelines on a wide variety of issues commonly voted upon by shareholders. These guidelines reflect QMA's judgment of how to further the best long-range economic interest of our clients (i.e. the mutual interest of clients in seeing the appreciation in value of a common investment over time) through the shareholder voting process. Where issues are not addressed by our policy, or when circumstances suggest a vote not in accordance with our established guidelines, voting decisions are made on a case-by-case basis taking into consideration the potential economic impact of the proposal. With respect to international holdings, we take into account additional restrictions in some countries that might impair our ability to trade those securities or have other potentially adverse economic consequences, and generally vote foreign securities on a best efforts basis if we determine that voting is in the best economic interest of our clients. The Fund determines whether fund securities out on loan are to be recalled for voting purposes and QMA is not involved in any such decision. QMA’s proxy voting committee includes representatives of QMA’s investment, operations, compliance, risk and legal teams. QMA’s proxy voting committee is responsible for interpreting the proxy voting policy as well as monitoring conflicts of interest, and periodically assesses the policy's effectiveness.

QMA utilizes the services of a third party proxy voting facilitator, and upon receipt of proxies will direct the voting facilitator to vote in a manner consistent with QMA's established proxy voting guidelines described above (assuming timely receipt of proxy materials from issuers and custodians). In accordance with its obligations under the Advisers Act, QMA provides full disclosure of its proxy voting policy, guidelines and procedures to its clients upon their request, and will also provide to any client, upon request, the proxy voting records for that client's securities.

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